Summary of Significant Accounting Policies	12 Months Ended
Sep. 30, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

1.                                      Summary of Significant Accounting Policies

GreenMan Technologies, Inc. (together with its subsidiaries “we”, “us” or “our”) was originally founded in 1992 and has operated as a Delaware corporation since 1995.  Prior to August 1, 2011, GreenMan was comprised of two business segments, the dual fuel conversion operations (American Power Group) and the molded recycled rubber products operations (Green Tech Products) . As described below, our business changed substantially in August 2011, when we sold substantially all of the assets of our molded recycled rubber products operations.

Recent Developments

In March 2011, we announced our intention to divest our Green Tech Products business and to devote all of our corporate resources to American Power Group’s dual fuel conversion business. On June 14, 2011 we entered into a definitive Asset Purchase Agreement with Irish Knight Holdings, L.L.C. a company co-owned by two of Green Tech’s senior managers to sell, subject to shareholder approval, substantially all of the assets of Green Tech Products. On July 29, 2011 our shareholders approved the sale and on August 1, 2011 we completed the sale and recorded a loss on disposal of approximately $59,000. The consideration for the purchase of the assets was (i) the assumption of substantially all of Green Tech Products  liabilities, which were approximately $1.2 million (ii) a $50,000 stock inventory credit toward the purchase of products and services from the buyer, which credit may be applied during the first nine months after completion of the sale; and (iii) a promissory note in the principal amount of $100,000 which is payable in increasing monthly installments over a period of 60 months. Green Tech Products’ assets, liabilities and results of operations for all periods to be presented in the Form 10-K for the fiscal year ended September 30, 2011 and 2010. (See Note 2)

Nature of Operations, Risks, and Uncertainties

Our American Power Group’s patented dual fuel conversion system is a unique external fuel delivery enhancement system that converts existing diesel engines into more efficient and environmentally friendly engines that have the flexibility, depending on the circumstances, to run on:

•           Diesel fuel and compressed natural gas (CNG) or liquefied natural gas (LNG);

•           Diesel fuel and pipeline gas, well-head gas or approved bio-methane; or

•           100% diesel fuel.

The proprietary technology seamlessly displaces 40% to 70% of the normal diesel fuel consumption with various forms of natural gas and the energized fuel balance between the two fuels is maintained with a patented control system ensuring the engines operate to Original Equipment Manufacturers’ (OEM) specified temperatures and pressures with no loss of horsepower. Installation requires no engine modification, unlike the more expensive fuel injected alternative fuel systems in the market.

By displacing highly polluting and expensive diesel fuel with inexpensive, abundant and cleaner burning natural gas, a user can:

•           Reduce fuel and operating costs by 20% to 35%;

•           Reduce toxic emissions such as nitrogen oxide (NOX), carbon monoxide (CO) and fine particulate emissions;

•           Enhance the engine’s operating life, since natural gas is a cleaner burning fuel source; and

•           Minimize diesel fuel storage space by as much as 50%.

Primary end market applications include both primary and back-up diesel generators as well as mid- to heavy-duty vehicular diesel engines.

Our Green Tech Products’ molded recycled rubber products operations specialized in the design, development and manufacturing of branded recycled products and services that provide schools and municipalities with environmentally responsible products to create safer work and play environments. Green Tech’s Duromat Extended Life™ playground safety tiles are  manufactured with a patented “cold-cure” process that allows high quality crumb rubber tiles to have a unique long life, even in extreme hot and cold temperatures.

As of September 30, 2011, we had $453,657 in cash, cash equivalents and restricted certificates of deposit and a working capital deficiency of $2,666,042. Our molded rubber products business has historically been the source of substantially all of our revenue and cash flow over the past three fiscal years and we have incurred substantial losses from operations over those fiscal years. These factors among others raise substantial doubt about our ability to continue as a going concern. Our continued existence is dependent on our ability to obtain additional funding, generate positive operating cash flow, achieve profitability on a sustained basis and generate improved performance. The financial statements have been prepared assuming we will continue as a going concern.

In order to ensure our future viability, management has implemented or is in the process of implementing the following actions:

A.        Iowa State Bank Credit Facility

In November 2010, American Power Group entered into a $2,000,000 working capital line of credit with Iowa State Bank, which expired on December 1, 2011 (subsequently extended to April 1, 2012). We used approximately $800,000 of the proceeds to repay a secured note with the same lender. The maximum amount American Power Group may borrow from time to time under the credit facility is the lesser of (i) $800,000, until such time as we raise additional outside capital, at which time the borrowing limit will be increased by $1.00 for each $1.50 of capital raised; (ii) $2,000,000; and (iii) the sum of 50% of the value of American Power Group’s eligible inventory and 70% of its eligible accounts receivable. In addition, Iowa State Bank agreed to reduce a certificate of deposit collateral requirement from $800,000 to $300,000 and in return we have guaranteed all obligations, and have secured that guarantee by (i) granting to the lender a security interest in a new $300,000 certificate of deposit and certain additional collateral and (ii) agreeing to issue to the lender, as additional collateral, 2,000,000 shares of our Common Stock. These shares of Common Stock will be returned to us, without consideration, at such time as all obligations under the credit facility have been satisfied and the lender has no further obligations to make advances under the credit facility.

B.        Short Term Promissory Notes

In September and October 2010, we issued our 12% unsecured, six-month promissory notes for gross proceeds of $573,500, including notes with aggregate gross proceeds of $323,500 issued to a director and an officer of our company. In addition, we issued 0.5 shares of unregistered Common Stock for each dollar invested in the offering, or 311,750 shares of common stock, including an aggregate of 161,750 shares of Common Stock to the director and officer. We also issued 25,000 shares of Common Stock as a placement fee. In March 2011, the note holders agreed to extend the maturity date of the notes to the earlier of the completion of a financing of at least $3 million or six months after the original maturity date of the notes. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering or 321,750 additional shares of Common Stock including 10,000 shares of Common Stock as a placement fee.

In February and March 2011, we issued additional promissory notes for gross proceeds of $270,000, including notes with gross proceeds of $20,000 issued to a director of our company. In addition, we issued an aggregate of 135,000 shares of Common Stock, including 10,000 shares of Common Stock to the director, and paid $30,000 as a placement fee. The maturity date of these notes is the earlier of the completion of a financing of at least $3 million or six months after the date of issuance.

In October 2011, the holder of $250,000 of notes agreed to extend the maturity date of their note to February 8, 2012 and the remaining holders agreed to extend the maturity of their notes to March 31, 2012. In consideration of these extensions, we issued 0.5 additional shares of unregistered Common Stock for each dollar invested in the offering or 421,750 additional shares of Common Stock to the holders in aggregate.

C.       Convertible Promissory Notes

Between October 2010 and March 2011, we issued our 10% unsecured convertible promissory notes for gross proceeds of $500,000. The convertible notes are payable 24 months after issuance and are convertible, at any time after six months from issuance, into shares of Common Stock at a conversion price of 85% of the closing price of our Common Stock on the day the notes were issued.

Between April 2011 and July 2011 we issued additional 10% unsecured convertible promissory notes for gross proceeds of $1,725,000. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price of $.59. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price of $.65 per share.

In November 2011, we commenced a private offering of 10% convertible notes payable in an effort to raise up to $1.5 million in gross proceeds and as of December 31, 2011 had issued $507,000 of notes. The convertible notes are payable 24 months after issuance and are convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to 85% of the closing bid price of the Common Stock on the day the notes were issued.  In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3 at a price equal to equal to 95% of the closing bid price of the Common Stock on the day the notes were issued. (See Note 14)

D.        Strategic Financial Advisor Agreement

In December 2010, we engaged Northland Capital Markets under a one year agreement to principally provide strategic financial advice in the area of capital raising activities. In December 2011, the agreement expired and we engaged Ardour Capital, LLC to serve as our new financial advisor. Ardour Capital is the leading research and investment-banking firm exclusively focused on energy technology, alternative energy and power, and clean and renewable technologies.

E.        Divestiture of Molded Recycled Rubber Products Business

Based on the magnitude of Green Tech Products’ continuing operating losses ($6 million cumulative since acquisition), our Board of Directors determined it to be in the best interests of shareholder value to exit the molded recycled rubber product business and to devote all of our corporate resources to advancing American Power Group’s dual fuel conversion business. On August 1, 2011 we completed the sale of substantially all of the assets of Green Tech Products to Irish Knight Holdings, L.L.C., a company co-owned by two of Green Tech Products’s senior managers.  (See Note 2)

F.        Operating Enhancements

Since the July 2009 acquisition of American Power Group’s dual fuel conversion operations, we have invested over $6 million to enhance our dual fuel products and support dual fuel sales and marketing initiatives intended to promote American Power Group’s dual fuel conversion technology and establish broader market presence worldwide. As a result of these efforts, revenue for the fiscal year ended September 30, 2011 was up over 430% to $1.77 million as compared to approximately $333,000 during the fiscal year ended September 30, 2010.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements include the accounts of GreenMan Technologies, Inc. and our wholly-owned subsidiaries American Power Group, Inc.  and Green Tech Products, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.  All molded rubber products assets, liabilities and results of operations have been classified as discontinued operations for all periods presented in the accompanying consolidated financial statements.

Management Estimates

The preparation of financial statements in conformity with the United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recorded during the reporting period. Actual results could differ from those estimates. Such estimates relate primarily to the estimated lives of property and equipment, other intangible assets, the valuation reserve on deferred taxes, the value of our lease settlement obligation, the value of equity instruments issued and percentage of completion on contracts.  The amount that may be ultimately realized from assets and liabilities could differ materially from the values recorded in the accompanying financial statements as of September 30, 2011.

Reclassification

Certain amounts in the 2010 financial statements have been reclassified to conform to the 2011 presentation. Because we operated our molded rubber products asset during only a portion of the fiscal year, we have included in this report relevant information on this business segment but have classified their respective assets, liabilities and results of operations as discontinued operations for all periods presented in the accompanying consolidated financial statements.

Cash Equivalents

Cash equivalents include short-term investments with original maturities of three months or less.

Certificates of Deposit

We invest excess cash in certificates of deposit issued by various banks.  All certificate of deposit investments have an original maturity of more than three months but less than three years and are stated at original purchase price which approximates fair value.  As of September 30, 2011, we have pledged a $300,000 certificate of deposit as collateral for two loans currently outstanding. (See Note 7)

Concentration of Credit Risk

Financial instruments which potentially subject the Company to a concentration of credit risk are cash and cash equivalents. The Company maintains its bank accounts at multiple banks which at times such balances exceed FDIC insured limits. The Company has not experienced any losses as a result of this practice.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts. Management determines the allowance for doubtful accounts by regularly evaluating past due individual customer receivables and considering a customer’s financial condition, credit history, and the current economic conditions.  Individual accounts receivable are written off when deemed uncollectible, with any future recoveries recorded as income when received.

Inventory

Raw material inventory primarily consists of dual fuel conversion components. Work in progress includes materials, labor and direct overhead associated with incomplete dual fuel conversion projects. Finished goods primarily consist of molded products and playground equipment. All inventory is valued at the lower of cost or market on the first-in first-out (FIFO) method. Inventory consists of the following:

	September 30, 2011	September 30, 2010
Raw materials	$338,594	$282,794
Work in progress	8,642	11,313
Finished goods	943	9,529
Total inventory	$348,179	$303,636

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation and amortization expense is provided on the straight-line method.  Expenditures for maintenance, repairs and minor renewals are charged to expense as incurred. Significant improvements and major renewals that extend the useful life of equipment are capitalized.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising costs were $9,915 and $97,931 for the fiscal years ended September 30, 2011 and 2010, respectively.

Research and Development Costs

The Company expenses research and development costs as incurred. Research and development costs were $1,322,021 and $699,366 for the fiscal years ended September 30, 2011 and 2010.

Revenue Recognition

We have primarily two sources of revenue from each business segment. Our dual fuel conversion operations derive revenue from (1) product revenue which is earned from the sale and installation of dual fuel conversion equipment and (2) maintenance and service agreements. Revenues from fixed price and modified fixed price sales and installation contracts are recognized on the percentage of completion method based on costs incurred to date in relation to the total estimated costs for each contract. Revisions in costs and earnings during the course of the contract are reflected in the accounting period in which facts requiring revisions becomes known. At the time a loss on a contract becomes known, the entire amount of the estimated loss is accrued. Revenues from product sales are recognized when the product’s installation is complete, title and risk transfer to the customer and collectability is reasonably assured.  Revenues derived from maintenance and service agreements are recognized when the service has been rendered to the customer.

Our molded recycled rubber products operations derived revenue from (1) product revenue which is earned from the sale of molded rubber products and playground equipment and (2) installation revenue which is earned from the installation of molded products and playground equipment. Revenues from product sales are recognized when the products are shipped and collectability is reasonably assured.  Revenues derived from installations of our products are recognized when the installation is complete.

Shipping and Handling Fees and Costs

Shipping and handling fees and costs billed to customers and incurred by the Company are reported gross in revenues and cost of sales in the consolidated statements of operations.

Income Taxes

Deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted income tax rates expected to be in effect when the taxes are actually paid or recovered. A deferred tax asset is also recorded for net operating loss and tax credit carry forwards to the extent their realization is more likely than not. The deferred tax benefit for the period represents the change in the net deferred tax asset or liability from the beginning to the end of the period. As of September 30, 2011, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company is no longer subject to U.S. Federal, state or local income tax examinations by authorities for years before fiscal 2008. At September 30, 2011, we recorded approximately $15,000 in other expenses relating to interest and penalties for certain state taxes due.

Stock-Based Compensation

Effective October 1, 2006, we adopted the provisions of ASC 718 “Stock Compensation” for our share-based compensation plans. We adopted ASC 718 using the modified prospective transition method. Under this transition method, compensation cost recognized includes (a) the compensation cost for all share-based awards granted prior to the effective date of ASC 718, but not yet vested, as of October 1, 2006, based on the grant-date fair value estimated and (b) the compensation cost for all share-based awards granted subsequent to September 30, 2006, based on the grant-date fair value estimated in accordance with the provisions of ASC 718. In addition, we have used the vesting term for determining expected terms on stock options for calculating expense as our stock option exercise experience does not provide a reasonable basis for an estimated expected option term. Amortization of stock compensation expense was $252,482 and $155,611 for the fiscal years ended September 30, 2011 and 2010 respectively. The unamortized compensation expense at September 30, 2011 was $281,226 and will be amortized over a weighted average remaining amortizable life of approximately 2.5 years.

The fair value of each option grant during the year ended September 30, 2010 under the 2005 Stock Option Plan were estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0%; risk-free interest rate of 2.3%; expected volatility based on historical trading information of approximately 87% and expected term of 5 years.

The fair value of each option grant during the year ended September 30, 2011 under the 2005 Stock Option Plan were estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions; dividend yield of 0%; risk-free interest rate of approximately 1%; expected volatility based on historical trading information of ranging from 71% to 87% and expected term of 2 to 3 years.

Intangible Assets

We review intangibles for impairment annually, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of our intangible assets below their carrying value.

In conjunction with the Green Tech Products acquisition in 2007 we recognized $735,000 associated with long term contractual relationships acquired and $130,000 to acquired patents. The long term contractual relationships were being amortized on a straight line basis over an estimated useful life ranging from 48 to 60 months and the patents were being amortized on a straight line basis over an estimated useful life of 60 months. Amortization expense relating to contractual relationships and patents included in the loss from discontinued operations for the fiscal years ended September 30, 2011 and 2010 amounted to $100,418 and $200,917, respectively.

In conjunction with the American Power Group acquisition and license agreement we recognized $500,000 associated with the execution of a long term technology license agreement and $500,000 associated with the purchase of the dual fuel conversion technology. Both values are being amortized on a straight line basis over an estimated useful life of 120 months. Amortization expenses associated with the long term technology license agreement and the purchased dual fuel conversion technology amounted to $100,000 per year for the fiscal years ended September 30, 2011 and 2010, respectively. Accumulated amortization was $216,667 at September 30, 2011.

Amortization expense associated with acquisition related intangibles during the next five years is anticipated to be:

Twelve months ending September 30:

	Contracts	Technology	Total
2012	$50,000	$50,000	$100,000
2013	50,000	50,000	100,000
2014	50,000	50,000	100,000
2015	50,000	50,000	100,000
2016 and thereafter	191,672	191,672	383,344
	$391,672	$391,672	$783,344

On June 30, 2011, we amended the Exclusive Patent License Agreement dated as of June 17, 2009 between our company and M & R Development Inc., (“M&R”) formerly known as American Power Group, Inc.  and currently co-owned by one of our American Power Group employees. Pursuant to the license, we acquired the exclusive worldwide right to commercialize M&R’s patented dual fuel alternative energy technology. Pursuant to the amendment:

•            The royalties payable to M&R will be reduced from 10% to 6% for sales as defined in the license from and after the date (the “Royalty Modification Date”) that the sum of all royalties paid to M&R under the license equals $15 million on a cumulative basis, and will be eliminated altogether from and after the date that the sum of all royalties paid to M&R equals $36 million on a cumulative basis (the “Technology Transfer Date”);

•            Prior to the Royalty Modification Date, neither M&R nor any of its stockholders, directors, officers or other representatives may (i) sell, license or otherwise transfer any of the patent rights licensed by us or any other proprietary technology or information owned by M&R which relate to the licensed patent rights (together, the “Technology Rights”), (ii) sell or otherwise transfer a majority of M&R’s outstanding capital stock or (iii) enter into any agreement or commitment contemplating either of the foregoing;

•            M&R has assigned all of its right, title and interest in and to the Technology Rights to us, such assignment to be effective on the Technology Transfer Date, and subject only to the prior receipt by M&R of $36 million in cumulative royalty payments on or before such date;

•            At any time during the period beginning on the Royalty Modification Date and ending on the first anniversary thereof, the Company may purchase the Technology Rights from M&R for an additional payment of $17.5 million; and

•            If we do not exercise the foregoing purchase right prior to the first anniversary of the Royalty Modification Date, and if M&R subsequently receives a bona fide offer from a third party to purchase some or all of the Technology Rights, we will have the right, exercisable at any time within 30 days after the receipt of such an offer, to purchase the Technology Rights from M&R for a purchase price equal to 110% of the price offered by such third party less the sum of all royalties paid to M&R on or before the date we give notice of our election to purchase the Technology Rights.

During the fiscal years ended September 30, 2011 and 2010 we incurred $173,637 and $3,650, respectively in license fees to M&R Development. Of these amounts $43,409 and $912 were applied respectively to the accrued interest on the note for the fiscal years ended September 30, 2011 and 2010.

Product Warranty Costs

We provide for the estimated cost of product warranties for our dual fuel products at the time product revenue is recognized. Factors that affect our warranty reserves include the number of units sold, historical and anticipated rates of warranty repairs, and the cost per repair. We assess the adequacy of the warranty provision and we may adjust this provision if necessary.

The following table provides the detail of the change in our product warranty accrual relating to dual fuel products as of:

	September 30, 2011	September 30, 2010
Warranty accrual at the beginning of the year	$6,188	$715
Charged to costs and expenses relating to new sales	25,720	5,473
Costs of product warranty claims	(4,288)	—
Warranty accrual at the end of year	$27,620	$6,188

Long-Lived Assets

Long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.  We evaluate at each balance sheet date whether events and circumstances have occurred that indicate possible impairment.  If there are indications of impairment, we use future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are fully recoverable.  In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value.  Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less the cost to sell.

New Accounting Pronouncements

ASU 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs

This ASU supersedes most of the guidance in Topic 820, although many of the changes are clarifications of existing guidance or wording changes to align with IFRS 13.  In addition, certain amendments in ASU 2011-04 change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements.  The amendments in ASU 2011-04 are effective for public entities for interim and annual periods beginning after December 15, 2011. The Company does not expect the adoption of this update will have a material effect on its consolidated financial statements.

ASU 2011-05, Comprehensive Income (Topic 220) — Presentation of Comprehensive Income

This ASU requires all non-owner changes in stockholders’ equity to be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. However, ASU 2011-12 has deferred the specific requirement within ASU 2011-05 to present on the face of the financial statements items that are reclassified from accumulated other comprehensive income to net income separately with their respective components of net income and other comprehensive income. Entities should continue to report reclassifications out of accumulated comprehensive income consistent with the presentation requirements in effect before ASU 2011-05. We do not expect a material impact on our financials due to the implementation of this guidance. As ASU No. 2011-05 relates only to the presentation of Comprehensive Income, the Company does not expect the adoption of this update will have a material effect on its consolidated financial statements.

ASU 2011-08, Intangibles — Goodwill and Other (Topic 350): Testing Goodwill for Impairment

This ASU gives an entity the option in its annual goodwill impairment test to first assess revised qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount.  The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. We do not expect a material impact on our financials due to the implementation of this guidance.

Net Loss Per Share

Basic earnings per share represents income available to common stockholders divided by the weighted average number of common shares outstanding during the period.  Diluted earnings per share reflects additional common shares that would have been outstanding if potentially dilutive common shares had been issued, as well as any adjustment to income that would result from the assumed conversion.  Potential common shares that may be issued by us relate to outstanding stock options and warrants (determined using the treasury stock method).

Net loss per share for the fiscal years ended are as follows:

	September 30, 2011	September 30, 2010
Weighted average shares outstanding	35,621,150	33,310,940
Exercisable options and warrants	—	—
Weighted average shares, basic and diluted	35,621,150	33,310,940
Net loss per share — basic and diluted, continuing operations	$(0.16)	$(0.15)
Net loss per share — basic and diluted, discontinued operations	(0.03)	(0.02)
Net loss per share — basic and diluted	$(0.19)	$(0.17)

The calculation of additional exercisable options and warrants above excludes 4,922,618 and 3,962,500 options and warrants that are outstanding at September 30, 2011 and 2010 respectively. Due to our operating at a loss, these options and warrants are deemed to be anti-dilutive as their exercise price exceeds the average closing price used in the calculation of fully diluted shares.